Affirmative
Forward-Loolking Statements
Business Overview
Overview Of Affirmative Insurance
Recent Events
Attractive Industry Dynamics
The Typical Non-Standard Customer
Implications for Non-Standard Insurers
Experienced Management Team
Return on Equity Focused Culture
Flexible Operating Model
Market Sensitive Strategy
Market Sensitive Strategy
Multiple Distribution Channels
Targeted Geographic Focus
Broad Reach in Targeted Markets
Strong Retail Branding
Strong Retail Branding
Our Growth Strategy
Financial Overview
Historical Results of Operations
Loss and Loss Adjustment Reserves
Key Operating Metrics
Potential for Significant Income Recapture
High Quality Investment Portfolio
Capitalization
Summary
Investment Highlights
Affirmative

NYSSA 9th Annual Insurance Industry Conference February 15, 2005 NASDAQ: AFFM

Forward-Looking Statements Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward- looking statements relating to such matters as assumed future results of the Company's business, financial condition, liquidity, results of operations, plans and objectives. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, results of the Company's business, and the other matters referred to above include, but are not limited to: 1) general volatility of the non-standard personal automobile and reinsurance markets; 2) claims experience; 3) severe weather conditions; 4) changes in business strategy; 5) availability, terms and deployment of capital; 6) the degree and nature of competitor product and pricing activity; 7) changes in the non-standard personal automobile insurance industry, interest rates or the general economy; 8) identification and integration of potential acquisitions; and 9) the loss of one or more members of the Company's management team.

Business Overview

Overview of Affirmative Insurance Focused provider of personal non-standard automobile insurance Target 11 states representing 50% of overall market Two insurance companies licensed in 32 states with proforma $134.9 million of policyholders surplus Differentiated and advantaged approach to marketing Five established retail brands with 169 stores in six states 42 franchise locations 2300 independent agencies through our underwriting agencies 4300 independent agencies through unaffiliated underwriting agencies Strong financial results Dec. 31, 2003 Sept. 30, 2004 Total Controlled Premium of $385.7 million $320.2 million Net income of $ 18.5 million (1) $ 18.7 million Return on average equity of 19.3% (1) 15.9% (1) Pro Forma

Recent Events Completed private placement of $30 million in 30-year floating rate trust preferred securities Acquired assets of 24 retail stores and franchise operations of 42 franchise locations in Florida Acquired assets of 10 retail stores in Texas

$34.1 billion non-standard personal auto insurance market Strong industry fundamentals Highly fragmented market with Affirmative market share less than 1.3% Attractive Industry Dynamics 1995 2003 East 104.2 155 1995 2003 East 0.162 0.22 Growth in Personal Auto Lines Non-Standard as a % of Personal Auto Lines Substantial Opportunity for Growth (in billions)

The Typical Non-Standard Customer Lack of prior insurance Limited financial resources Need for flexible payment plans Purchase minimum coverage Young drivers Bad drivers However, 70% of Our Customers Have Clean Driving Records

Implications for Non-Standard Insurers Requirements for Success Customer Characteristics Higher loss costs More fraudulent claims Higher frequency of payments and policy changes Higher churn, shorter duration Higher premium per exposure More rigorous claims processes and fraud detection More efficient processes and procedures Higher transaction fees

Experienced Management Team Senior Vice President - Claims Thomas Mangold 25 Sean McPadden Executive Vice President - Underwriting 18 Katherine Nolan Executive Vice President - Administration 16 Timothy Bienek Executive Vice President - Chief Financial Officer 21 George Daly Senior Vice President - Retail 18 Wilson Wheeler 26 Name Position Years Insurance Experience Chairman - Chief Executive Officer

Return on Equity Focused Culture Fundamental focus of business model and operating strategies Permeates all levels of the organization Incentive compensation plans tied to bottom line results Target return on equity in the mid-teens Return on average equity 19.3% for pro forma 2003 15.9% through September 30, 2004

Flexible Operating Model Operate as an integrated unit to capture: Fee income Commissions Underwriting profits Investment Income Operate with third-parties on an unbundled basis to: Maximize penetration Leverage developed infrastructure / capabilities Capture incremental fee income Maximizes Sales and Profitability Throughout Market Cycles Unaffiliated Unaffiliated Owned Underwriting Agencies 6600 Independent Agencies 169 Retail Agencies Our Underwriting Agencies Our Insurance Companies Underwriting Agencies Insurance Companies

Unaffiliated Owned Underwriting Agencies Our Insurance Companies Underwriting Agencies Insurance Companies Market Sensitive Strategy When the market is "hard" Seek to capture a larger share of the Total Controlled Premium when the underwriting margins are most attractive Unaffiliated 169 Retail Agencies Our Underwriting Agencies 6600 Independent Agencies

Unaffiliated Unaffiliated Owned Underwriting Agencies Our Insurance Companies Market Sensitive Strategy When the market is "soft" Will reduce our share of the Total Controlled Premium in favor of increased commission and fee revenues from third parties Underwriting Agencies Insurance Companies 169 Retail Agencies Our Underwriting Agencies 6600 Independent Agencies

Our Retail Stores Independent Agencies Through Our Underwriting Agencies Independent Agencies Through Unaffiliated Underwriting Agencies East 96 142 82.2 Multiple Distribution Channels $320.2 million in Total Controlled Premium through September 30, 2004 30.0% 44.3% 25.7%

Targeted Geographic Focus 11 States Represent Over 50% of Overall Market Solely through unaffiliated underwriting agencies Solely through independent agencies Through our retail stores and independent agencies

Broad Reach in Targeted Markets Geographically diverse in leading, growing non-standard markets Texas Illinois California Florida Indiana Alabama Utah South Carolina Missouri Georgia New Mexico Other East 110013 83920 63339 26730 26627 23531 14854 12422 10789 8821 4648 28 At December 31, 2003

Strong Retail Branding 169 stores in six states Operate under five well-established retail brands Illinois Indiana Missouri Texas South Carolina Missouri Florida

Strong Retail Branding Strong Retail Branding Strong Retail Branding Strong Retail Branding Strong Retail Branding

Our Growth Strategy Continue to grow organically through: Increasing sales through our existing retail stores Opening new retail stores Developing and increasing our independent agency relationships Franchise retail operations Expanding and establishing relationships with unaffiliated insurance companies and underwriting agencies Make selective acquisitions

Financial Overview

Historical Results of Operations Total Revenues 2001 2002 2003 9/30/2003 9/30/2004 East -2.45 13.715 19.057 12.7 18.7 Net Income 2001 2002 2003 9/30/2003 9/30/2004 Actual 8.4 85.4 104.6 75.2 212 (in millions) (in millions)

Short tailed line of business Ultimate results develop quickly Several layers of actuarial review Internal, opining independent actuary, reinsurers and annual certification by auditors Track record of earning profit sharing commissions from reinsurers $1.0 million in 2002 and $6.8 million in 2003 $7.4 million through September 30, 2004 Loss and Loss Adjustment Reserves

Key Operating Metrics 2003 9/30/2003 9/30/2004 Loss Ratio 0.595 0.606 0.587 Expense Ratio 0.357 0.356 0.354 Insurance Segment Combined Ratio Expense Ratio Loss Ratio 95.2% Agency Segment Pretax Operating Margin 2002 2003 9/30/2003 9/30/2004 Agency Segment 0.093 0.143 0.122 0.1714 Pro Forma Pro Forma 94.1% 96.2%

Potential for Significant Income Recapture 2003 Net Premiums Written 179.5 Total Controlled Premiums 206.2 Our Net Premiums Written 2003 Total Controlled Premium $385.7 (in millions) Opportunity for Recapture of Underwriting Income Pro Forma

High Quality Investment Portfolio Conservative investment philosophy Average duration of 3.9 years Fixed income investments are 100.0% A rated or better US Treasury MBS/ABS Municipal Corporate 5.2 7.5 67 20.3 $121.1 million Investment Portfolio at September 30, 2004

Capitalization September 30, 2004 Actual Notes payable Trust Preferred Offering Total shareholders' equity Total capitalization Statutory surplus (in millions) $ 0.0 - 200.2 $ 200.2 $ 105.9 Pro forma for Trust Preferred Offering $ 0.0 30.0 200.2 $ 230.2 $ 134.9

Summary

Investment Highlights Attractive industry dynamics Return on equity focused culture Flexible operating model with multiple distribution channels Strong retail branding Metrics-driven, best practices operations Acquisition expertise